Exhibit 10(f)

AMENDMENT NO. 3 TO LLC INTEREST PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 TO LLC INTEREST PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of the 30th day of December, 2005, by and among ALFA CORPORATION, a Delaware corporation (“Buyer”), ALFA MERGER SUB, LLC, a Tennessee limited liability company (“Merger Sub”), JOHN CHARLES RUSSELL, an individual resident of the State of Tennessee (“John Russell”), CAROL LYNN RUSSELL, an individual resident of the State of Tennessee (“Carol Russell”), THE TRUSTS IDENTIFIED ON THE SIGNATURE PAGES HERETO (the “Seller Trusts”), THE COMMUNITY FOUNDATION OF MIDDLE TENNESSEE, INC., a Tennessee not-for-profit corporation (the “Foundation”) (John Russell, Carol Russell, the Seller Trusts and the Foundation are, collectively, “Sellers”), and THE VISION INSURANCE GROUP, LLC, a Tennessee limited liability company (“Vision”).

W I T N E S S E T H:

WHEREAS, Buyer, Merger Sub, Sellers and Vision are parties to that certain LLC Interest Purchase Agreement dated as of August 30, 2004, as amended by Amendment No. 1 to LLC Interest Purchase Agreement, Converting to a Plan of Merger, dated December 15, 2004 and Amendment No. 2 to LLC Interest Purchase Agreement, dated December 29, 2004 (the “Agreement”); and

WHEREAS, the parties desire to further amend the Agreement, as hereinafter more particularly set forth;

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

I. Definitions

All capitalized terms used in this Amendment which are not otherwise defined herein are used with the same meaning attributed to such capitalized terms in the Agreement.

II. Earnout Payments

The parties agree that Exhibit B and Exhibit C to the Agreement shall be replaced in their entirety by Exhibit A and Exhibit B to this Amendment.

III. Miscellaneous

1. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

2. Except as expressly set forth herein, the parties make no other amendment, alteration or modification of the Agreement nor do they, nor does any of them, by executing this Amendment, waive any provision of the Agreement or any right that they or it may have thereunder.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ALFA CORPORATION

By:	/s/ Jerry A. Newby
Name:	Jerry A. Newby
Title:	President and Chief Executive Officer

ALFA MERGER SUB, LLC

By:	/s/ Jerry A. Newby
Name:	Jerry A. Newby
Title:	Chief Manager

JOHN CHARLES RUSSELL

/s/ John Charles Russell

CAROL LYNN RUSSELL

/s/ Carol Lynn Russell

JOHN CHARLES RUSSELL, TRUSTEE OF THE JOHN CHARLES RUSSELL 2004 ANNUITY TRUST NO. 1

/s/ John Charles Russell

JOHN CHARLES RUSSELL, TRUSTEE OF THE JOHN CHARLES RUSSELL 2004 ANNUITY TRUST NO. 2

/s/ John Charles Russell

JOHN CHARLES RUSSELL, TRUSTEE OF THE JOHN CHARLES RUSSELL 2004 ANNUITY TRUST NO. 3

/s/ John Charles Russell

THE COMMUNITY FOUNDATION OF MIDDLE TENNESSEE, INC.

By:	/s/ Ellen E. Lehman
Name:	Ellen E. Lehman
Title:	President

THE VISION INSURANCE GROUP, LLC

/s/ John Charles Russell
By:	/s/ Carol Lynn Russell
John Charles Russell President

EXHIBIT A

(REPLACING EXHIBIT B TO AGREEMENT)

REVENUE EARNOUT PAYMENT FORMULA AND TERMS

Formula:

Year	Conservative Revenue Target	Aggressive Revenue Target	Revenue Range
2005	$84,719,125	$91,512,705	$6,793,580
2006	$84,719,125	$91,512,705	$6,793,580
2007	$101,174,541	$118,051,389	$16,876,848
2008	$120,826,175	$152,286,292	$31,460,117
2009	$144,294,841	$196,449,316	$52,154,475

Step 1:	Subtract the Conservative Revenue Target for the applicable period from the actual Vision Revenue for the same period. If the result is negative, Sellers shall not be entitled to any Revenue Earnout Payment for that period.

Step 2:	If the result in Step 1 is positive, then divide such result by the Revenue Range for the applicable period. Then multiply that result by $700,000. The result is the amount of the Revenue Earnout Payment due to Sellers for the applicable period.

Certain Conditions:

The maximum Revenue Earnout Payment for any full calendar year is $700,000.

The formula will be applied to each calendar year period within the Earnout Period on a stand alone basis, and no amounts will carried forward or back for purposes of computing possible Revenue Earnout Payments.

Regardless of the amount determined by applying the formula above, no Revenue Earnout Payment shall be paid to Sellers if Vision EBITDA is not at least equal to the Conservative EBITDA Target for the period set forth on Exhibit B.

Examples:

A.	Assume that for calendar year 2008, me actual Vision Revenue were $130,000,000. Applying Step 1, $130,000,000 less the Conservative Revenue Target of $120,826,175 would result in $9,173,825. Because this is a positive number, applying Step 2, that number would be divided by the Revenue Range of $31,460,117, resulting in .2916. Multiplying .2916 by $700,000, Sellers would be entitled to a Revenue Earnout Payment of $204,120.

B.	Assume that, for calendar year 2008, the actual Vision Revenue were $90,000,000. Applying Step 1, $90,000,000 less the Conservative Revenue Target of $120,826,175 would result in ($30,826,175). Because this result is a negative number, Sellers would not be entitled to any Revenue Earnout Payment.

C.	Assume that for calendar year 2008, the actual Vision Revenue were $160,000,000. Applying Step 1, $160,000,000 less the Conservative Revenue Target of $120,826,175 would result in $39,173,825. Because this is a positive number, applying Step 2, that number would be divided by the Revenue Range of $31,460,117, resulting in 1,2452. Multiplying 1.2452 by $700,000 would result in $871,640. However, because the maximum Revenue Earnout Payment per year is $700,000, Sellers would be entitled to a Revenue Earnout Payment of $700,000.

EXHIBIT B

(REPLACING EXHIBIT C TO AGREEMENT)

EBITDA EARNOUT PAYMENT FORMULA AND TERMS

Formula:

Year	Conservative EBITDA Target	Aggressive EBITDA Target	EBITDA Range
2005	$4,790,030	$8,966,628	$4,176,598
2006	$4,790,030	$8,966,628	$4,176,598
2007	$6,692,598	$13,226,250	$6,533,652
2008	$8,908,838	$18,638,265	$9,729,427
2009	$11,658,920	$25,788,564	$14,129,644

Step 1:	Subtract the Conservative EBITDA Target for the applicable period from the actual Vision EBITDA for the same period. If the result is negative, Sellers shall not be entitled to any EBITDA Earnout Payment for that period.

Step 2:	If the result in Step 1 is positive, then divide such result by the EBITDA Range for the applicable period. Then multiply that result by $2,100,000. The result is the amount of the EBITDA Earnout Payment due to Sellers for the applicable period.

Adjustments to the Formula for 2005 and 2006 only:

The Conservative EBITDA target amount of $4,790,030 for 2005 includes $687,110 that is expected to be derived from the underwriting profit of AVIC and its Affiliates on business written through Vision. If any of Vision’s business is written during calendar year 2005 by insurance carriers other than AVIC and its Affiliates (“Third Party Carriers”, the parties will adjust such $687,110 underwriting profit portion so that Sellers will have the opportunity to earn in 2006, rather than 2005, a pro rata portion relating to the business written by Third Party Carriers. In such event, the following adjustments shall be made to the formula described above:

Step 3:	For calendar year 2005 only, the maximum possible Earnout Payment of $2,100,000 shall be adjusted as follows:

(i)	determine the total earned premium for all of Vision’s business written during 2005 by Third Party Carriers, then

(ii)	divide that amount by the total earned premium for all of Vision’s business written during 2005, to determine the relative percentage of the Third Party Carrier business to the total, then

(iii)	multiply that percentage by $687,110, then

(iv)	subtract that amount from $4,790,030, with the resulting amount becoming the “Adjusted Conservative EBITDA Target,” then

(v)	divide the amount determined in (iii) by the Conservative EBITDA Target, then

(vi)	multiply by $2,100,000, and subtract the result from $2,100,000, to determine the maximum Earnout Payment for 2005. That reduced maximum amount shall be substituted for $2,100,000 in Step 2 of the form

If the maximum Earnout Payment for 2005 is reduced per Step 3, the amount of such reduction shall be added to $2,100,000 to determine the maximum Earnout Payment for calendar year 2006, and such maximum Earnout payment amount shall be substituted for $2,100,000 in Step 2 for the year 2006.

Certain Conditions:

The maximum EBITDA Earnout Payment for any full calendar year is $2,100,000; provided, however, that any portion of that amount deferred for 2005 pursuant to Step 3 above will be added to the maximum possible Earnout Payment for 2006.

The formula will be applied to each calendar year period within the Earnout Period on a stand alone basis, and no amounts will carried forward or back for purposes of computing possible EBITDA Earnout Payments, except with respect to determining the maximum possible Earnout Payment as expressly provided in Step 3.

Regardless of the amount determined by applying the formula above, no EBITDA Earnout Payment shall be paid to Sellers if AVIC and its Affiliates collectively have an Underwriting Loss for the applicable calendar year.

Examples:

A.	Assume that for calendar year 2008, the actual Vision EBITDA were $15,000,000. Applying Step 1, $15,000,000 less the Conservative EBITDA Target of $8,908,838 would result in $6,091,162. Because this is a positive number, applying Step 2, that number would be divided by the EBITDA Range of $9,729,427, resulting in .6261. Multiplying .6261 by $2,100,000, Sellers would be entitled to an EBITDA Earnout Payment of $1,314,810.

B.	Assume that, for calendar year 2008, the actual Vision EBITDA were $7,000,000. Applying Step 1, $7,000,000 less the Conservative EBITDA Target of $8,908,838 would result in ($1,908,838). Because this result is a negative number, Sellers would not be entitled to any EBITDA Earnout Payment.

C.	Assume that for calendar year 2008, the actual Vision EBITDA were $22,000,000. Applying Step 1, $22,000,000 less the Conservative EBITDA Target of $8,908,838 would result in $13,091,162. Because this is a positive number, applying Step 2, that number would be divided by the EBITDA Range of $9,729,427, resulting in 1.3455. Multiplying 1.3455 by $2,100,000 would result in $2,825,550. However, because the maximum EBITDA Earnout Payment per year is $2,100,000, Sellers would be entitled to an EBITDA Earnout Payment of $2,100,000.

D.	This example D is designed to illustrate the adjustments that will occur in 2005 and 2006 if any of Vision’s business is written during 2005 by Third Party Carriers:

Assume that for calendar year 2005: (i) the actual Vision EBITDA were $8,000,000, (ii) the direct written premium for Vision’s business written by Third Party Carriers were $30,000,000, and (iii) the total direct written premium for all of Vision’s business were $70,000,000.

Because some of Vision’s business has been written by Third Party Carriers, it is necessary to apply Step 3 next.

Applying Step 3:

(i)	Start with $30,000,000, which is the total earned premium written by Third Party Carriers in 2005.

(ii)	$30,000,000 divided by $70,000,000 equals .4286, which is the relative percentage of Third Party Carrier business to total business.

(iii)	.4286 multiplied by $687,110 equals $294,495, which is the portion of the Conservative EBITDA Target for 2005 related to the Third Party Carrier business.

(iv)	$4,790,030 minus $294,495 equals $4,495,535, which becomes the Adjusted Conservative EBITDA Target.

(v)	$294,495 divided by the Conservative EBITDA Target of $4,790,030 equals .0615, which is the percentage by which the maximum Earnout Payment should be reduced.

(vi)	.0615 multiplied by $2,100,000 equals $129,150, and $2,100,000 minus $129,150 equals $1,970,850, which is the adjusted maximum Earnout Payment for 2005.

Then applying Step 1 of the formula, the Vision EBITDA of $8,000,000 less the Adjusted Conservative EBITDA Target of $4,495,535 would be $3,504,465, which is a positive number.

Thus, applying Step 2, $3,504,465 would be divided by the EBITDA Range of $4,176,598, resulting in .8391. Multiplying ..8391 by the maximum Earnout Payment of $1,970,850, Sellers would be entitled to an Earnout Payment for 2005 of $1,653,740.

Completing this example, assume that for calendar year 2006, the actual Vision EBITDA were $15,000,000. Applying Step 1, $15,000,000 less the Conservative EBITDA Target of $6,692,598 would result in $8,307,402. Because there was a reduction in the maximum possible Earnout Payment for 2005 of $129,150, that amount would be added to $2,100,000, resulting in a maximum possible Earnout Payment for 2006 of $2,229,150.

Then applying Step 2, $8,307,402 would be divided by the EBITDA Range of $6,533,652 would result in 1.2715. Multiplying 1.2715 by $2,229,150 would result in $2,845,045. However, because the maximum EBITDA Earnout Payment for 2006 in this example is $2,229,150, Sellers would be entitled to an EBITDA Earnout Payment of $2,229,150.